Filed Pursuant to Rule 497(e)
Registration No. 033-08746

Supplement dated January 17, 2020
to the
Investor Share Class Prospectus and Statement of Additional Information (SAI) dated February 15, 2019 and to the Institutional Share Class Prospectus, SAI
dated April 8, 2019

The Tocqueville Gold Fund (the “Gold Fund”)
a series of the Tocqueville Trust (the “Trust”)

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

Effective as of the close of business on January 17, 2020, the Gold Fund was reorganized into the Sprott Gold Equity Fund (the “Acquiring Fund”), a series of Sprott ETF Trust, a Delaware statutory trust. The Acquiring Fund will have a substantially similar investment objective and substantially similar investment strategies and policies as the Gold Fund.

As previously noted, Sprott Asset Management LP (the “Adviser”) will serve as the Acquiring Fund's investment adviser and Sprott Asset Management USA Inc. (the “Sub-Adviser”) will serve as the Acquiring Fund’s sub-adviser. The Adviser will be responsible for overseeing the management of the Acquiring Fund, and the Sub-Adviser will be primarily responsible for the recommendation of the purchase, retention and sale of the Acquiring Fund’s portfolio securities, subject to the supervision of the Adviser and the oversight of the Board. The current portfolio managers of the Gold Fund, John Hathaway, and Douglas B. Groh, will continue to act as portfolio managers of the Acquiring Fund as employees of the Sub-Adviser.

The shareholders of the Gold Fund approved the reorganization at a special meeting of shareholders on December 17, 2019.

Please retain this Supplement for your reference.